# POST-EVENT NOTICE OF REPORTABLE EVENTS

**PBGC Form 10**
Approved OMB #1212-0013
Expires 11/30/2018

This form may be used by a plan administrator or contributing sponsor of a single-employer plan when notifying the Pension Benefit Guaranty Corporation that a reportable event has occurred. For questions regarding this form, contact (202) 326-4070 or post-event.report@pbgc.gov

## IDENTIFYING INFORMATION

Hancock Fabrics Retirement Plan
Plan name

Hancock Fabrics, Inc.
Name of filer

1 Fashion Way
Street address of filer

Baldwyn, MS 38824
City, State, Zip

| 6 | 4 | 0 | 7 | 4 | 0 | 9 | 0 | 5 |
|---|---|---|---|---|---|---|---|---|

EIN of contributing sponsor

| 0 | 0 | 2 |
|---|---|---|

Plan number

Filer is:
- ☐ Plan administrator
- ☐ Contributing sponsor

Rebecca Flick
Name of authorized contact at filer

EVP & CFO
Title of contact

rflick@hkfcorp.com
Email address of contact

1 Fashion Way
Street address of contact

Baldwyn, MS 38824
City, State, Zip

+1 (662) 365-6020
Telephone number of contact

Ext

## REPORTABLE EVENTS

See instructions for descriptions of these events. Check all boxes that apply.

- ☐ Active participant reduction
- ☒ Failure to make required contributions under $1M
- ☐ Inability to pay benefits when due
- ☐ Distribution to a substantial owner
- ☐ Transfer of benefit liabilities
- ☐ Change in contributing sponsor or controlled group
- ☐ Liquidation
- ☐ Extraordinary dividend or stock redemption
- ☐ Application for minimum funding waiver
- ☐ Loan default
- ☐ Insolvency or similar settlement

## BRIEF DESCRIPTION

Briefly describe the pertinent facts relating to each event.

Hancock Fabrics, Inc. will not be making the required contribution of $328,619.00 to it's Retirement Plan on September 15, 2016 dut to filing Chapter 11 Bankruptcy.
Hancock Fabrics, Inc. will not be making the required contribution of $603,086.00 to it's Retirement Plan on October 15, 2016 due to filing Chapter 11 Bankruptcy.

**The next page lists additional information that must be submitted with this form, if not included above.**

## ADDITIONAL INFORMATION TO BE FILED

Check box to indicate the item is attached. If not attached, explain on next page.

### Active Participant Reduction

- [ ] *Single cause event* - statement explaining the cause of the reduction (e.g., facility shutdown or sale, discontinued operations, winding down of the company, or reduction in force).
- [ ] *Attrition event* - statement of factors involved in the attrition such as frozen plan, aging workforce or improved operational efficiencies that do not require replacing departing active participants
- [ ] Number of active participants at the date the event occurs and at the beginning of the plan year in which the event occurred. If reporting two-year reduction, also include number at beginning of plan year two years prior to the plan year in which the event occurred.

### Failure to Make Required Contributions

- [x] Due date and amount of the missed contribution
- [x] Due date and amount of the next payment due
- [x] Due date and amount of all contributions not timely made and not reported on the last Schedule SB filed
- [x] Date and amount of any contribution(s) made related to the missed contribution(s)
- [x] Reason contribution was not made by due date
- [x] Description of the plan's controlled group structure, including the name of each controlled group member
- [x] Name of each plan maintained by any member of the plan's controlled group, its contributing sponsor(s) and EIN/PN
- [x] Actuarial Information (see instructions)
- [x] Financial Information (see instructions)

### Inability to Pay Benefits When Due

- [ ] Date of any missed benefit payment and amount of benefits due
- [ ] Next date on which the plan is expected to be unable to pay benefits, the amount of the projected shortfall, and the number of plan participants expected to be affected
- [ ] Amount of the plan's liquid assets at the end of the quarter, and the amount of its disbursements for the quarter
- [ ] Name, address and phone number of plan trustee (and of any custodian)
- [ ] Most recent pension plan document(s)
- [ ] The Internal Revenue Service Determination Letter indicating the plan is a covered plan, if applicable
- [ ] Description of the plan's controlled group structure, including the name of each controlled group member
- [ ] Actuarial Information (see instructions)
- [ ] Financial Information (see instructions)

### Distribution to a Substantial Owner

- [ ] Name, address and phone number of person receiving the distribution(s)
- [ ] Amount, form and date of each distribution
- [ ] Reason for distribution

### Transfer of Benefit Liabilities

- [ ] Name, contributing sponsor, EIN/PN, and contact information of transferee plan(s)
- [ ] Description of the transferor and transferee's controlled group structures, including the name of each controlled group member
- [ ] Explanation of the actuarial assumptions used in determining the value of benefit liabilities (and, if appropriate, plan assets) transferred
- [ ] Estimate of the assets, liabilities, and number of participants whose benefits are transferred (liabilities and participants should be broken down by status - active, term vested, and retirees)
- [ ] Financial Information for the transferor and transferee's controlled group (see instructions)

### Change in Contributing Sponsor or Controlled Group

- [ ] Description of the plan's old and new controlled group structures, including the name of each controlled group member
- [ ] Name of each plan maintained by any member of the plan's old and new controlled groups, its contributing sponsor(s) and EIN/PN
- [ ] Financial Information for the old and new controlled group (see instructions)

### Liquidation

- [ ] Description of the plan's controlled group structure before and after the liquidation, including the name of each controlled group member
- [ ] Operational status of each controlled group member (in Chapter 7 proceedings, liquidating outside of bankruptcy, on-going, etc.)
- [ ] Name of each plan maintained by any member of the plan's controlled group, its contributing sponsor(s) and EIN/PN
- [ ] Statement whether the recipient was a member of the plan's controlled group
- [ ] Actuarial Information (see instructions)
- [ ] Financial Information (see instructions)

- [ ] If the plan sponsor is expected to cease or has ceased substantially all operations also provide:
  - Date on which substantially all operations are expected to cease or have ceased
  - Most recent pension plan document(s)
  - Address of each controlled group member
  - The Internal Revenue Service Determination Letter indicating the plan is a covered plan, if applicable

### Extraordinary Dividend or Stock Redemption

- [ ] Name and EIN of person making the distribution
- [ ] Date and amount of cash distribution(s) during fiscal year
- [ ] Description, fair market value, and date or dates of any non-cash distributions
- [ ] Statement whether the recipient was a member of the plan's controlled group
- [ ] Financial Information (see instructions)

### Application for Minimum Funding Waiver

- [ ] Copy of waiver application, with all attachments
- [ ] Minimum funding projections for the next 5 years (with and without the waiver) including all details supporting the calculations and all assumptions, to the extent not included in the waiver application

### Loan Default

- [ ] Copy of the relevant loan documents (e.g., promissory note, security agreement, loan agreement amendments and waivers)
- [ ] Due date and amount of any missed payment
- [ ] Copy of any written notice of default or any notice of acceleration from lender, any notice of forbearance, or loan agreement amendment or waiver
- [ ] Description of any cross-defaults or anticipated cross-defaults
- [ ] Description of the plan's controlled group structure, including the name of each controlled group member
- [ ] Actuarial Information (see instructions)
- [ ] Financial Information (see instructions)

### Insolvency or Similar Settlement

- [ ] Name, address and phone number of any trustee, receiver or similar person
- [ ] Docket number of court filing and location of the court where any relevant proceeding was or will be filed (if known)
- [ ] Description of the plan's controlled group structure, including the name of each controlled group member
- [ ] Name of each plan maintained by any member of the plan's controlled group, its contributing sponsor(s) and EIN/PN
- [ ] Actuarial Information (see instructions)
- [ ] Financial Information (see instructions)

## MISSING INFORMATION

If required information has not been submitted with this Form 10, explain below.

## FILING INFORMATION

9-15-2016 and 10-15-2016

Date of Event

11-15-2016

Notice Due Date

09-28-2016 (9-15-2016 missed amount listed on Attachment wi

Notice Filing Date (if late, explain below)

## REASON FOR LATE FILING OR ATTRITION EVENT EXTENTION CLAIMED

If filing is late or an extension for an attrition event is claimed, explain below.

## CERTIFICATION

I certify that, to the best of my knowledge and belief, the information submitted in this filing is true, correct, and complete. In making this certification, I recognize that knowingly and willfully making false, fictitious, or fraudulent statements to the PBGC is punishable under 18 U.S.C. § 1001.

| | |
|---|---|
| [signature] | Rebecca I. Flick, EVP & CFO |
| Signature of Individual Submitting Form | Name and Title of Individual Submitting Form |
| +1 (662) 365-6020 | Hancock Fabrics, Inc. |
| Telephone Number of Individual Submitting Form | Employer of Individual Submitting Form |

ATTACHMENT TO FORM 10
HANCOCK FABRICS RETIREMENT PLAN

EIN: 64-0740905
Plan Number: 002

The following information is provided with respect to the failure to make required contributions (under $1 million) to the above plan:

1. **Due date and amount of the missed contribution:** $328,619.00 due September 15, 2016.

2. **Due date and amount of the missed contribution:** $603,086.00 due October 15, 2016.

3. **Due date and amount of the next payment due:** $603,086.00 due January 15, 2017.

4. **Due date and amount of all contributions not timely made and not reported on the last Schedule SB filed**: All contributions other than the January 15, 2016, April 15, 2016 and July 15, 2016 contributions were timely made.

5. **Date and amount of any contribution(s) made related to the missed contribution(s):** No part of the missed contribution has been made.

6. **Reason contribution was not made by due date:** The contribution was not made due to the sponsor's Chapter 11 filing.

7. **Description of the plan's controlled group structure, including the name of each controlled group member:** *[Previously provided]*

8. **Name of each plan maintained by any member of the plan's controlled group, its contributing sponsor(s) and EIN/PN:** No other plans are maintained.

9. **Actuarial Information (see instructions):** *[Previously provided]*

10. **Financial Information (see instructions):** *[Previously provided]*